                                   POWER OF ATTORNEY

        Know all by these presents that the undersigned hereby constitutes and appoints each of Malissa Daniels, Thomas Rosedale and Kathleen R. Henry, signing singly, as the undersigned's true and lawful attorney-in-fact to:

        (1) execute, for and on behalf of the undersigned, in the
                undersigned's capacity as a beneficial owner, joint actor, or similar capacity of securities which are registered under or subject to the laws, rules or regulations of any jurisdiction, any form, schedule, report, press release or other similar document as may be required by such jurisdiction's laws, rules or regulations, and any amendments thereto, in accordance with such jurisdiction's laws, rules or regulations, including
                without limitation Forms 3, 4 and 5 in accordance with Section
                16(a) of the Securities Exchange Act of 1934 (the "Exchange
                Act") and the rules thereunder, Schedule 13D or 13G in
                accordance with Section 13(d) of the Exchange Act and the rules thereunder and a Form ID, Uniform Application for Access Codes
                to File on Edgar;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such form, schedule, report, press release or other similar document, and timely file such form, schedule, report, press release or other similar document with the appropriate governmental authority or regulatory body of the relevant
                jurisdiction and any stock exchange or similar authority; and

        (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with the securities laws, rules or regulations of any particular jurisdiction.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file forms, schedules, press releases or similar documents with respect to the undersigned's holdings of and transactions in securities which are registered under the laws, rules or regulations of any jurisdiction, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19 day of October, 2021.

                                        SV7 (IMF) GP LLP

                                        By: /s/ James Costine
                                        Name:  James Costine
                                        Title:  Managing Member